Exhibit 10.22
                                 -------------



                                 MUTUAL RELEASE

         FOR GOOD, SUFFICIENT AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, the undersigned Hartsfield Capital Securities, Inc., John H. Banzhof, Frank G. Mauro, Douglas A. MacLeod, M.D., Daniel S. Lipson, Paul L. Archambeau, M.D., Milan Holdings, Ltd., Douglas A. MacLeod Profit
Sharing Trust, and St. Mark's Eye Institute (collectively, the "Releasors") singly, jointly and otherwise hereby fully and completely release (i) Paradigm Medical Industries, Inc. ("Paradigm") and all of its directors, officers, employees, affiliates and agents, including but not limited to Randall A. Mackey, Dr. David M. Silver, Keith D. Ignotz, Heber C. Maughan and Aziz A. Mohabbat, (ii) Win Capital Corp., Steve J. Bayern, Patrick N. Kolenick, Cyndel & Co., Inc., KSH Investment Group, Inc. and all of their respective directors, officers, employees, affiliates and agents, and (iii) respective heirs, successors and assigns of the persons listed in clauses (i) and (ii) above, from any and all claims, causes of action, liabilities and demands of any kind or nature whatsoever, known or unknown, and whether contingent or otherwise, that the Releasors may have from the beginning of time to the present, which arise out of or are in any manner whatsoever, directly or indirectly, connected with or related to the business, operations or activities of Paradigm, including but not limited to the sale or issuance of securities of Paradigm and/or the Releasor's investments therein.

         FOR GOOD, SUFFICIENT AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, the undersigned Paradigm, Randall A. Mackey, Dr. David
M. Silver, Keith D. Ignotz, Heber C. Maughan and Aziz A. Mohabbat singly, jointly and otherwise hereby fully and completely release Hartsfield Capital Securities, Inc., John H. Banzhof, Frank G. Mauro, Douglas A. MacLeod, M.D., Daniel S. Lipson, Paul L. Archambeau, M.D., Milan Holdings, Ltd., Douglas A. MacLeod Profit Sharing Trust, and St. Mark's Eye Institute and their respective heirs, successors and assigns, from any and all claims, causes of action, liabilities and demands of any kind or nature whatsoever, known or unknown and whether contingent or otherwise, that they may have from the beginning of time to the present, which arise out of or are in any manner whatsoever, directly or indirectly, connected with or related to the business, operations or activities of Paradigm, including but not limited to the sale or issuance of securities of Paradigm and/or investments therein.

         THIS RELEASE is conditioned upon the satisfactory performance by the Company of the terms and conditions in the letter dated January 16, 2003 from Randall A. Mackey of Mackey Price & Thompson to Frank G. Mauro of Hartsfield Capital Securities, Inc., a copy of which is attached hereto as Exhibit "A" and incorporated herein as though fully set forth in this Release.

         THIS RELEASE may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument. Facsimile copies of original signatures shall be deemed originals.

         DATED effective as of the 16th day of January, 2003.

PARADIGM MEDICAL INDUSTRIES, INC.           HARTSFIELD CAPITAL SECURITIES, INC.



By:/s/ John W. Hemmer                      By: /s/ John H. Banzhof
-------------------------------------      -----------------------------
Its: Interim CEO/CFO                       Its: President


/s/ Randall A. Mackey                      /s/ John H, Banzhof
-------------------------------------      ---------------------------------
Randall A. Mackey                          John H. Banzhof


/s/ David M. Silver                        /s/ Frank G. Mauro
-------------------------------------      ---------------------------------
Dr. David M. Silver                        Frank G. Mauro


/s/ Keith D. Ignotz                        /s/ Douglas A. MacLeod
-------------------------------------      ---------------------------------
Keith D. Ignotz                            Douglas A. MacLeod, M.D.


/s/ Heber C. Maughan                       /s/ Daniel S. Lipson
-------------------------------------      ---------------------------------
Heber C. Maughan                           Daniel S. Lipson


/s/ Aziz A. Mohabbat                       /s/ Paul L. Archambeau
-------------------------------------      ---------------------------------
Aziz A. Mohabbat                           Paul L. Archambeau, M.D.

MILAN HOLDINGS LTD.
                                           DOUGLAS A. MACLEOD PROFIT
                                           SHARING TRUST

By: /s/ Anelta Hodge Turnbull
By: /s/ Bernadeth John                     By: /s/ Douglas A. MacLeod
    ------------------                     ---------------------------------
Its: Authorized signatories of             Its: Trustee
the Directors


                                           ST. MARK'S EYE INSTITUTE



                                           By: /s/ Douglas A. MacLeod
                                           ---------------------------------
                                           Its: President

                                                 January 16, 2003


VIA FACSIMILE (770) 408-9100
-------------
AND FEDERAL EXPRESS

Frank G. Mauro
Hartsfield Capital Securities, Inc.
3775 Mansell Road
Alpharetta, GA 30022

         Re:      Paradigm Medical Industries, Inc.

Dear Frank:

         As you are aware, Paradigm Medical Industries, Inc. (the "Company") has had an ongoing dispute with the investors (the "Investors") who participated in the Company's private offering of common shares and warrants that was completed on September 6, 2002 (the "September 6, 2002 Offering"). The Company has retained Win Capital Corp. and KSH Investment Group, Inc. to assist it with another private offering to raise up to $2,000,000 to fund the Company's working capital requirements. However, both firms have made it absolutely clear that until the dispute with the Investors in the September 6, 2002 Offering is satisfactorily resolved, the firms will not assist the Company in the proposed offering.

         The contemplated offering would consist of the sale to prospective investors of a minimum of $1,500,000 and a maximum of $2,000,000 aggregate principal amount of 10% Convertible Notes Due 2005 (the "Notes"). The Notes would be convertible at any time by the noteholders after the date of issuance into shares of the Company's common stock at a conversion price of $.25 per share. In addition, each purchaser of Notes would receive warrants to purchase shares of the Company's common stock equal to 10,000 shares of common stock for every Note in the principal amount of $10,000 purchased in the offering. Each warrant would entitle the holder to purchase 10,000 shares of common stock at an exercise price of $.25 per share.

         The placement agents, as agents for the investors in the proposed offering, would be granted a perfected security interest (UCC-1) first priority to all the assets of the Company, including but not limited to its intellectual

Frank Mauro
January 16, 2003
Page 2
---------------------


property and accounts receivable. The Company would also be required to file a registration statement with the Securities and Exchange Commission ("SEC") within 30 days of the closing date of the offering to register the shares that will be issued from conversion of the Notes and exercise of the warrants.

         In order to settle the ongoing dispute with the Investors in the September 6, 2002 Offering, the Company is proposing to issue shares of common stock to each Investor, based on the amount of funds in which each Investor contributed in the September 6, 2002 Offering, at a price of $.25 per share. The aggregate number of common shares issuable to the Investors, at a price of $.25 per share, is 2,524,000 shares. In addition, the Company will issue warrants to the Investors to purchase shares of the Company's common stock equal to 25% of the shares to be issued to such Investors under the proposed terms hereof at an exercise price of $.25 per share. The aggregate number of warrants issuable to the Investors is 631,000 warrants.

         Notwithstanding the foregoing, if any of the terms of the proposed offering of Notes and warrants is changed by the placement agents or the Company resulting in a reduction in the conversion price of the Notes, an increase in the number of warrants, or a reduction in the exercise price of such warrants, the Investors will receive, on a pro rata basis, an increase in the number of shares of common stock, an increase in the number of warrants or a reduction in the exercise price of the warrants, as the case may be, to reflect any such changes in the terms of such Notes or warrants.

         The Company will also issue warrants to Hartsfield Capital Securities, Inc. ("Hartsfield") to purchase 157,750 shares of the Company's common stock at an exercise price of $.25 per shares. If any of the terms of proposed offering of Notes and warrants is changed by the placement agents or the Company resulting in an increase in the number of warrants or a reduction in the exercise price of such warrants, Hartsfield will receive, on a pro rata basis, an increase in the number of warrants or a reduction in the exercise price of such warrants, as the case may be, to reflect any such changes in the terms of such warrants.

         Furthermore, to settle the dispute, the Company will agree to file a registration statement with the SEC to register the shares of common stock that the Investors would receive from the conversion of their Notes and the exercise of their warrants and that Hartsfield would receive from the exercise of its warrants on the basis of the new terms. The registration statement would be filed with the SEC within 14 days after the Investors and Hartsfield have each executed a Mutual Release, releasing the Company and its directors, officers, and employees from any liability, including the September 6, 2002 Offering. The Company will use its best efforts to have the registration statement declared effective as soon as possible thereafter and once the registration statement is

Frank Mauro
January 16, 2003
Page 3
---------------------

declared effective, will not take any action to prevent or delay the sale or transfer of, or removal of the restrictive legend with regard to, such shares.

         Enclosed for your review is a Mutual Release. The Mutual Release is conditioned upon the satisfactory performance by the Company of the above-stated terms and conditions, including the issuance of shares of the Company's common stock to the Investors, the issuance of warrants to the Investors and Hartsfield, and the registration of the shares issuable to the Investors and Hartsfield.

         If the above-stated terms and conditions are acceptable to the Investors and Hartsfield, please arrange to have each of them sign the enclosed Mutual Release. Upon receipt of a signed Mutual Release, the Company will arrange to have Continental Stock Transfer & Trust Co., its transfer agent, issue stock certificates to the Investors in amounts consistent with the above stated terms and conditions. The Company will also issue warrants to the Investors and Hartsfield as set forth above and immediately begin work on a registration statement to register the shares issuable to the Investors and Hartsfield pursuant to the terms hereunder.

                                                   Very truly yours,



                                                   Randall A. Mackey
Enclosure
cc: Dr. David M. Silver (w/encl. via facsimile and Federal Express) Keith D. Ignotz (w/encl. via facsimile and Federal Express)
         Heber M. Maughan (w/encl. via hand-delivery)
         Aziz A. Mohabbat (w/encl. via hand-delivery)
         Dr. Douglas M. MacLeod (w/encl. via facsimile and Federal Express) Paul L. Archambeau, M.D. (w/encl. via facsimile and Federal Express) Daniel S. Lipson (w/encl. via facsimile and Federal Express)
         John H. Banzhoff (w/encl. via facsimile and Federal Express)